EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                     RIG STATUS REPORT AS OF MARCH 29, 2004

   RIG NAME           WD        DESIGN              LOCATION             STATUS*             OPERATOR
-------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'  Victory Class              GOM               Idle                 DODI
-------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'  Victory Class              GOM               Idle                 DODI
-------------------------------------------------------------------------------------------------------------
Ocean America        5,500'  Ocean Odyssey              GOM               Idle                 DODI
-------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'  Ocean Odyssey              GOM            Contracted              ENI
-------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'  Victory Class              GOM            Contracted         Chevron/Texaco
-------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'  DP Aker H-3.2              GOM            Contracted               BP
                             Modified
-------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'  F&G SS-2000                GOM               Idle                 DODI
-------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'  F&G SS-2000                GOM            Contracted        Walter Oil & Gas
-------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'  F&G SS-2000                GOM            Contracted              LLOG
-------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'    Mat Cantilever             GOM            Contracted          Stone Energy
-------------------------------------------------------------------------------------------------------------
Ocean Drake          200'    Mat Cantilever             GOM            Contracted            ADTI/CMI
-------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'    Independent Leg            GOM               Idle                 DODI
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'    Independent Leg            GOM            Contracted              LLOG
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Spur           300'    Independent Leg            GOM            Contracted           Forest Oil
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean King           300'    Independent Leg            GOM            Contracted           BP America
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'    Independent Leg            GOM            Contracted         Taylor Energy
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Summit         300'    Independent Leg            GOM            Contracted         Chevron/Texaco
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'    Independent Leg            GOM            Contracted           Petroquest
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Titan          350'    Independent Leg            GOM            Contracted          Stone Energy
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Tower          350'    Independent Leg            GOM            Contracted            Newfield
                             Cantilever
-------------------------------------------------------------------------------------------------------------


                                       1

-------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'  Bethlehem SS-2000          GOM            Contracted             PEMEX
-------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'  Aker H-3                   GOM            Contracted             PEMEX
-------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'  F&G 9500 Enhanced          GOM            Contracted             PEMEX
                             Pacesetter
-------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'  F&G SS-2000                GOM            Contracted             PEMEX
-------------------------------------------------------------------------------------------------------------

AFRICA
-------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'  Aker H-3                 Mobe to          Contracted            Premier
                                                   Guinea Bissau
-------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'  Bingo 3000             South Africa          Idle                 DODI
-------------------------------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'  Earl & Wright Sedco     North Sea         Contracted             Shell
                             711 Series
-------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'  Aker H-3                North Sea         Contracted            Talisman
-------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'  Bingo 3000              North Sea            Idle                 DODI
-------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'  Victory Class           Australia         Contracted              NZOP
-------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'  Korkut                  Australia         Contracted             Santos
-------------------------------------------------------------------------------------------------------------
Ocean General        1,640'  Korkut                   Vietnam          Contracted            P.V.E&P
-------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'  Victory Class           Indonesia         Contracted             Unocal
-------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'  Victory Class           Singapore         Contracted             Murphy
-------------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
-------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'  DP DYVI Super Yatzy       Brazil          Contracted           Petrobras
-------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'  Aker H-3                  Brazil          Contracted           Petrobras
-------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'  Alliance Class            Brazil          Contracted           Petrobras
-------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'  DP Fluor/Mitsubishi       Brazil          Contracted           Petrobras
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'    Independent Leg          Indonesia         Contracted             Santos
                             Cantilever
-------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'    Independent Leg        Mobe to Ecuador     Contracted          Noble Energy
                             Cantilever
-------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
-------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'    Aker H-3                S. Africa        Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------
Ocean Champion       250'    Mat Slot                   GOM           Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'  Victory Class              GOM           Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'  Victory Class              GOM           Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'  Korkut                     GOM           Cold Stacked             DODI
-------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **


   RIG NAME                  CURRENT TERM      DAYRATE (000S)    START DATE
----------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------
Ocean Quest                        -                  -               -
----------------------------------------------------------------------------------
Ocean Star                         -                  -               -
----------------------------------------------------------------------------------
Ocean America                      -                  -               -
----------------------------------------------------------------------------------
Ocean Valiant           three wells plus option   high 50's    late Dec. 2003
----------------------------------------------------------------------------------
Ocean Victory                  one well            mid 60's    mid March 2004
----------------------------------------------------------------------------------
Ocean Confidence            five-year term          170's      early Jan. 2001
----------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
----------------------------------------------------------------------------------
Ocean Concord                      -                  -               -
----------------------------------------------------------------------------------
Ocean Lexington          two wells plus option     low 40's   early March 2004
----------------------------------------------------------------------------------
Ocean Saratoga           two wells plus option     low 40's    late Jan. 2004
----------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------
Ocean Crusader           one well plus option      mid 20's    late Dec. 2003
----------------------------------------------------------------------------------
Ocean Drake              two wells plus option    high 20's    late Feb. 2004
----------------------------------------------------------------------------------
Ocean Columbia                     -                  -               -
----------------------------------------------------------------------------------
Ocean Spartan                  one well           high 20's    late Nov. 2003
----------------------------------------------------------------------------------
Ocean Spur               two wells plus option     low 30's    late Jan. 2004
----------------------------------------------------------------------------------
Ocean King               one well plus option     high 30's     mid Jan. 2004
----------------------------------------------------------------------------------
Ocean Nugget           six month extension plus   low 30's     mid Jan. 2004
                                option
----------------------------------------------------------------------------------
Ocean Summit               60 day extension        mid 30's   early March 2004
----------------------------------------------------------------------------------
Ocean Warwick                  one well            mid 30's    late Feb. 2004
----------------------------------------------------------------------------------
Ocean Titan                    one well            low 40's    late March 2004
----------------------------------------------------------------------------------
Ocean Tower                    one well            mid 30's    late March 2004
----------------------------------------------------------------------------------

                                       1

----------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
----------------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------------
Ocean Ambassador          four year term work      mid 50's    late July 2003
----------------------------------------------------------------------------------
Ocean Whittington         four year term work      low 60's    late July 2003
----------------------------------------------------------------------------------
Ocean Worker              four year term work     high 60's     mid Aug. 2003
----------------------------------------------------------------------------------
Ocean Yorktown            four year term work      mid 40's    late Oct. 2003
----------------------------------------------------------------------------------

AFRICA
----------------------------------------------------------------------------------
Ocean Nomad                    one well           high 40's     mid Feb. 2004
----------------------------------------------------------------------------------
Ocean Patriot                      -                  -               -
----------------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------------
Ocean Guardian                 one year           high 40's    late March 2004
----------------------------------------------------------------------------------
Ocean Princess         first of two wells plus     mid 40's     mid Feb. 2004
                               option
----------------------------------------------------------------------------------
Ocean Vanguard                     _                  _               _
----------------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------------
Ocean Bounty           two wells plus two options  mid 50's    late March 2004
                                 wells
----------------------------------------------------------------------------------
Ocean Epoch                 Exeter/Mutineer        mid 60's     mid Jan. 2004
                        development plus option
----------------------------------------------------------------------------------
Ocean General               one option well        mid 50's    late Jan. 2004
----------------------------------------------------------------------------------
Ocean Baroness           400 days plus option       110's      late March 2003
----------------------------------------------------------------------------------
Ocean Rover            third of four option wells   110s       late Dec. 2003
----------------------------------------------------------------------------------

                                       2

BRAZIL
----------------------------------------------------------------------------------
Ocean Yatzy           end of primary term Nov.5,  mid 70's   early  Nov. 1998
                        2003, completing well
----------------------------------------------------------------------------------
Ocean Winner               700 day extension       mid 50's   early April 2004
----------------------------------------------------------------------------------
Ocean Alliance            four-year contract        110's     early Sept. 2000
----------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------
Ocean Clipper              700 day extension      low 100's    early Jan. 2003
----------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------------
Ocean Sovereign         one well plus two options  high 30's     mid Nov. 2003
----------------------------------------------------------------------------------
Ocean Heritage          first of three wells plus   mid 50's     mid Feb. 2004
                              options
----------------------------------------------------------------------------------

COLD STACKED (5)
----------------------------------------------------------------------------------
Ocean Liberator                    -                  -               -
----------------------------------------------------------------------------------
Ocean Champion                     -                  -               -
----------------------------------------------------------------------------------
Ocean Endeavor                     -                  -               -
----------------------------------------------------------------------------------
Ocean Voyager                      -                  -               -
----------------------------------------------------------------------------------
Ocean New Era                      -                  -               -
----------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **


   RIG NAME           EST. END DATE    FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------
Ocean Quest                 -          available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Star                  -          available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean America               -          90 day upgrade/survey ending late May 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Valiant        early Aug. 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Victory         mid June 2004    available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Confidence     early Jan. 2006   available; actively marketing.
-------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-------------------------------------------------------------------------------------------------------
Ocean Concord               -          special survey thru late March 2004, followed by one well plus option with Westport in high 30's beginning late March and ending mid May 2004, available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Lexington       early May 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Saratoga         mid May 2004    available, actively marketing.
-------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11
-------------------------------------------------------------------------------------------------------
Ocean Crusader        mid April 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Drake          late March 2004   one well plus option with ADTI/Kerr McGee in high 20's beginning late March and ending mid May 2004, available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Columbia              -          spud can inspection/maintenance ending late April 2004, available;
                                       actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Spartan        late March 2004   one well plus option with LLOG in low 30's beginning late March and ending late April 2004, available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Spur           early April 2004  available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean King             mid May 2004    available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Nugget        early June 2004    available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Summit          early May 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Warwick        early April 2004  available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Titan           mid June 2004    available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Tower           mid April 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------


                                       1

-------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------------
Ocean Ambassador      mid Dec. 2007    available.
-------------------------------------------------------------------------------------------------------
Ocean Whittington    early Oct. 2006   available.
-------------------------------------------------------------------------------------------------------
Ocean Worker          late July 2007   available.
-------------------------------------------------------------------------------------------------------
Ocean Yorktown        mid July 2007    available.
-------------------------------------------------------------------------------------------------------

AFRICA
-------------------------------------------------------------------------------------------------------
Ocean Nomad           mid April 2004   Mobe to Gabon, then three wells plus option in Gabon with
                                       Vaalco/SASOL  in high 40's beginning late April and ending late
                                       Aug. 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Patriot               -          one well with PetroSA in mid 50's beginning late March and ending mid May 2004, available; actively marketing.
-------------------------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------------------------
Ocean Guardian       late March 2005   available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Princess       early June 2004   available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Vanguard              _          one well with Talisman in mid 30's beginning early May in U.K.
                                       sector of North Sea, followed by optional intervention well at adjusted rate, followed by one well in low 60's and ending mid
                                       November 2004, available; actively marketing.
-------------------------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------------------------
Ocean Bounty          late May 2004    available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Epoch           mid Nov. 2004    available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean General         mid April 2004   five completion options in mid 50's with P.V.E&P beginning mid
                                        April and ending late Aug. 2004, available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Baroness        early May 2004   180 day option exercised in 110's with Unocal beginning early
                                       May and ending early Nov. 2004, availible; actively marketing
-------------------------------------------------------------------------------------------------------
Ocean Rover          late April 2004   actively marketing.
-------------------------------------------------------------------------------------------------------

                                       2

BRAZIL
-------------------------------------------------------------------------------------------------------
Ocean Yatzy         late March 2004    Scheduled for survey beginning late 1st Qtr. 2004.  Estimated downtime 30 days; 700 day extension in mid 70's beginning in early Nov. 2003 and ending mid Oct. 2005; available.
-------------------------------------------------------------------------------------------------------
Ocean Winner         early March 2006  survey under way, estimated early April completion; available.
-------------------------------------------------------------------------------------------------------
Ocean Alliance       early Sept. 2004  survey under way, estimated late March completion; available.
-------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------------
Ocean Clipper        early March 2006  available.
-------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------------
Ocean Sovereign       late March 2004   Two wells plus two options with Amerada Hess in high 30's
                                        beginning late March 2004 and ending late May 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Heritage         late June 2004   available, actively marketing.
-------------------------------------------------------------------------------------------------------

COLD STACKED (5)
-------------------------------------------------------------------------------------------------------
Ocean Liberator             -          Cold stacked Nov. '02.
-------------------------------------------------------------------------------------------------------
Ocean Champion              -          Cold Stacked Feb. '02.
-------------------------------------------------------------------------------------------------------
Ocean Endeavor              -          Cold stacked March '02.
-------------------------------------------------------------------------------------------------------
Ocean Voyager               -          Cold stacked March '02.
-------------------------------------------------------------------------------------------------------
Ocean New Era               -          Cold stacked Dec. '02.
-------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                              ** TABLE COMPLETE **

                                       3